SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 18, 2009

COMMONWEALTH

BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 18, 2009, the Registrant engaged Witt Mares, PLC (“Witt Mares”) as its principal accountant to audit the Registrant’s financial statements. Prior to the engagement of Witt Mares, the Registrant did not consult with such firm regarding the application of accounting principles to any specific completed or proposed transaction nor did the Registrant consult with such firm regarding the type of audit opinion that might be rendered on the Registrant’s financial statements, and Witt Mares did not provide any written or oral advice or opinion regarding any such accounting, auditing or financial reporting issue. The Registrant also did not consult with Witt Mares regarding any matter that was either the subject of a disagreement or a reportable event as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ James H. Brennan
James H. Brennan
Vice President Financial Operations
(Principal Accounting Officer)

Dated: February 24, 2009